EXHIBIT 32.2

CERTIFICATION BY THE CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gerald D. Schiefelbein, Chief Financial Officer of Ivanhoe Energy Inc. (the “Company”), hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(a)	the Company’s periodic report on Form 10-Q for the quarterly period ended March 31, 2012 (the “Form 10-Q”), fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and related interpretations; and

(b)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

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By:	/s/ Gerald D. Schiefelbein
Gerald D. Schiefelbein Chief Financial Officer

Date: May 10, 2012